                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 4, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                            DEEP WELL OIL & GAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

       Nevada                       0-24012              13-3087510
   (State or other              (Commission File       (IRS Employer
   jurisdiction of                File Number)       Identification No.)
    incorporation)

                         Suite 3175 246 Stewart Green SW
                        Calgary, Alberta, Canada T3H 3C8
                    (Address of Principal Executive Offices)

                                 (403) 686-6104
              (Registrant's Telephone Number, including area code)

Item 1.   Changes in Control of Registrant.

On February 6, 2004, our sole officer and director and majority shareholder,
David Roff, sold: (a) 962,500 shares of our common stock to Nearshore Petroleum
Corporation, a private corporation registered in Alberta, Canada, which is owned and controlled by Steven Gawne and his wife, Rebekah Joy Gawne, in exchange for an aggregate of $481.25 or $0.0005 per share; and (b) 962,500 shares of our common stock to 1089144 Alberta Ltd., a private corporation registered in
Alberta, Canada, which is 50% owned by Cassandra Doreen Brown and 50% owned by
Elissa Alexandra Brown, both of whom are the daughters of our Chief Operating
Officer, John F. Brown, in exchange for an aggregate of $481.25 or $0.0005 per share. After David Roff's sales to Nearshore Petroleum Corporation and 1089144
Alberta Ltd., he holds 75,000 shares of our common stock. As a result of these transactions, a change of the voting control of our common stock occurred.
Steven Gawne, our President, through his control of Nearshore Petroleum
Corporation, now controls 15.6% of our voting shares. In connection with these transactions, David Roff resigned as our sole officer and director;
contemporaneous with his resignation and in accordance with the September 10,
2003 Order and Plan of Reorganization issued by the U.S. Bankruptcy Court in and for the Eastern District of New York, In re: Allied Devices Corporation et. al.,
(Chapter 11, Case No. 03-80962-511), Champion Equities, a Utah limited liability company controlled by Radd Berrett, an individual, appointed Steven Gawne,
Curtis Sparrow, Dr. Horst A. Schmid and Len Bolger to our Board of Directors. As
a result, a change in our Board of Directors also occurred. Our new Board of
Directors appointed Steven Gawne as Chief Executive Officer and President, and
Curtis Sparrow as Secretary and Treasurer.

In addition, from February 4, 2004 to February 6, 2004, in accordance with the terms of the bankruptcy order, we sold 4,000,000 shares of our common stock to
22 purchasers in exchange for an aggregate of $50,000, or $0.0125 per share. We relied upon Section 3(a)7 of the Securities Act of 1933 since the shares were issued in accordance with a bankruptcy order.

MANAGEMENT.
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
The executive officers and directors of the Company are as follows:

 Name                  Age    Position               Term of Office
Horst A. Schmid        70     Chairman of the          1 Year
                              Board of Directors
Steven Gawne           55     Chief Executive          1 Year
                              Officer, President,
                              Director
Curtis James Sparrow   47     Secretary,               1 Year
                              Treasurer, Director
Leonard F. Bolger      73     Director                 1 Year

Brief biographies of the Executive Officers and Directors of the Company are set
forth below. All Directors hold office until the next Annual Stockholders'
Meeting or until their death, resignation, retirement, removal, disqualification or until their successors have been elected and qualified. Vacancies in the existing Board may be filled by majority vote of the remaining Directors.
Officers of the Company serve at the will of the Board of Directors. There are no written employment contracts outstanding.

Steven Paul Gawne, 55, has been our Chief Executive Officer and a Director since
February 6, 2004. Since March 1998, Mr. Gawne has been the President and
Director of Nearshore Petroleum Corporation, a private corporation registered in
Alberta, Canada that conducts business in oil and gas exploration. From March
2001 to present, Mr. Gawne has been the President of Priority Exploration Ltd., a private corporation registered in Alberta, Canada that also conducts business in oil and gas exploration. From September 1998 to January 2000, Mr. Gawne was a
Director and Vice President of Exploration of ENN Hydrocarbons, Ltd., a private corporation registered in Alberta, Canada that conducts business in oil and gas exploration in Alberta, Canada. Mr. Gawne attends the University of Waterloo located in Waterloo, Ontario and majors in Geology.

Horst A. Schmid, 70, has been our Chairman of the Board of Directors since
February 9, 2004. From April 1996 to present, Mr. Schmid has been the President and Chief Executive Officer of Flying Eagle Resources Ltd., an export firm, located in Edmonton, Alberta, Canada. From 1971 to March 1996, Mr. Schmid held the following positions with the Government of Alberta: Minister of Culture and
Youth and Recreation; Minister of Government Services; Minister of State for
Economic Development; Minister of International Trade; and Commissioner General
for Trade and Tourism. Mr. Schmid received an Honorary Law Degree from the
University of Alberta in 1988 and attended the University of Toronto from 1958 to 1960.

Leonard F. Bolger, 73, has been one of our Directors since February 6, 2004.
From January 2000 to present, Mr. Bolger has been the Co-Chairman of Alberta
Energy Research Institute (AERI). From March 1990 to present, Mr. Bolger has been the Chairman of the Board of Advatech Canada International, Inc., a private housing export and construction firm located in Calgary, Canada. Prior to 1990,
Mr. Bolger had 31 years of oil and gas related experience, Mr. Bolger received a
Bachelors Degree in Engineering from the University of Toronto in May 1954.

Curtis James Sparrow, 47, has been one of our Directors since February 6, 2004.
Since May 1994, Mr. Sparrow has been a self employed management consultant through Edmonton International Airport Hotel, Ltd., a private corporation registered in Alberta, Canada, which is solely owned by Mr. Sparrow. Mr. Sparrow received his Bachelor of Science in Engineering Degree and Masters Degree in
Business Administration from the University of Alberta in May 1978 and May 1992, respectively.

Significant Employees
John F. Brown has been our Chief Operating Officer and Vice President since
February 9, 2004. Since January 2000, Mr. Brown has been an independent consultant to various heavy oil producers in Alberta, notably KOCH Exploration
Canada Ltd., Numac Oil & Gas Ltd., Devon Canada Ltd. and Blackrock Ventures Inc.
From February 1996 to January 2000, Mr. Brown was the President and Director of
Trophy Petroleum Corporation, a private corporation registered in Alberta,
Canada which conducts oil and gas related activities. Mr. Brown received a
Bachelor of Science Degree in Engineering from the University of Alberta,
Edmonton, in 1979.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the number and percentage of the shares of our common stock owned of record and beneficially by each person or entity owning more than 5% of such shares and by all executive officers, officers and directors, as a group at March 1, 2004:

Security Ownership of Beneficial Owners
Title of  Name & Address of      Amount of Beneficial  Nature of  Percent of
Class     Beneficial Owner       Ownership(1)          Ownership  Class (1)(2)

Common    Steven Gawne (3)            962,500           Indirect     15.6%
          President
          Suite 3175
          246 Stewart Green SW
          Calgary, Alberta
          Canada T3H 3C8

Common    Cassandra D. Brown (4)      481,250           Indirect      7.8%
          11423-78 Avenue
          Edmonton, Alberta
          Canada

Common    Elissa A. Brown (4)         481,250           Indirect      7.8%
          Schaeffer Hall
          University of Alberta
          Edmonton, Alberta
          Canada T6G 2H6

Common    Horst A. Schmid (5)         325,000           Indirect      5.3%
          Chairman of the
          Board of Directors
          Suite 712
          21 - 10405 Jasper Ave
          Edmonton, Alberta
          Canada T5J 3S2

          Security Ownership of
          Beneficial Owners
          as a group                2,250,000                        36.5%
-----------------------
(1) The security ownership tables in this Form 8-K do not reflect the two (2)
shares for one (1) share forward stock split, which will be effective March 10,
2004. All of the amounts in the security ownership tables reflect pre-split amounts.
(2) Based on 6,168,578 common shares outstanding on March 1, 2004.
(3) Our President Steven Gawne's indirect beneficial ownership consists of
Nearshore Petroleum Corporation owning 962,500 shares. Nearshore Petroleum
Corporation is a private corporation registered in Alberta, Canada, which is owned and controlled by Steven Gawne and his wife, Rebekah Joy Gawne.
(4) 1089144 Alberta Ltd. is a private corporation registered in Alberta, Canada, which is 50% owned by Cassandra Doreen Brown and 50% owned by Elissa Alexandra
Brown, daughters of our Chief Operating Officer, John F. Brown. Cassandra Doreen
Brown is a director of 1089144 Alberta Ltd.; Elissa Alexandra Brown is a
director and officer of 1089144 Alberta Ltd.; and Diane Lynn McClaflin, wife of our Chief Operating Officer John F. Brown and mother of Cassandra Doreen Brown and Elissa Alexandra Brown, is an officer and director of 1089144 Alberta Ltd.
(5) Our Chairman of the Board of Directors Horst A. Schmid's indirect beneficial ownership consists of Portwest Investment Ltd. owning 325,000 shares. Portwest
Investment Ltd. is a private corporation registered in Alberta, Canada, which is owned and controlled by Horst A. Schmid.

Security Ownership of Management
Title of  Name & Address of      Amount of Beneficial  Nature of   Percent of
Class     Beneficial Owner       Ownership(1)          Ownership   Class (1)(2)

Common    Steven Gawne (3)         962,500              Indirect       15.6%
          Chief Executive
          Officer,
          President, Director

Common    Curtis James Sparrow        0              Not Applicable     0.0%
          Secretary, Treasurer,
          Director

Common    Horst A. Schmid (4)      325,000              Indirect        5.3%
          Chairman of the
          Board of Directors

Common    Leonard F. Bolger           0              Not Applicable     0.0%
          Director

          All Directors and      1,287,500                             20.9%
          Executive Officers
          as a Group
------------------------
(1) The security ownership tables in this Form 8-K do not reflect the two (2)
shares for one (1) share forward stock split, which will be effective March 10,
2004. All of the amounts in the security ownership tables reflect pre-split amounts.
(2) Based on 6,168,578 common shares outstanding on March 1, 2004.
(3) Our President Steven Gawne's indirect beneficial ownership consists of
Nearshore Petroleum Corporation owning 962,500 shares. Nearshore Petroleum
Corporation is a private corporation registered in Alberta, Canada, which is owned and controlled by Steven Gawne and his wife, Rebekah Joy Gawne.
(4) Our Chairman of the Board of Directors Horst A. Schmid's indirect beneficial ownership consists of Portwest Investment Ltd. owning 325,000 shares. Portwest
Investment Ltd. is a private corporation registered in Alberta, Canada, which is owned and controlled by Horst A. Schmid.

Item 3.   Bankruptcy or Receivership

On November 18, 2003, we filed a Form 8-K, which we subsequently amended on
November 25, 2004, describing the bankruptcy matter referred to in Item 1 above.

Item 5.   Other Events and Regulation FD Disclosure.

On February 27, 2004, our Board of Directors unanimously approved a forward stock split of our common stock at a ratio of two (2) shares for every one (1)
share held. The forward split will become effective on March 10, 2004. After the split, we will have 12,337,156 shares of common stock issued and outstanding.
Prior to the effective date of the split, we will have 6,168,578 shares of common stock outstanding.

In connection with the stock split we increased our authorized common shares in proportion to the forward stock split. Our authorized common stock after the forward stock split consists of 100,000,000 shares of common stock. Prior to the split, we were authorized to issue 50,000,000 shares of common stock. In connection with the forward split, we amended our articles of incorporation with the state of Nevada. We did not obtain a shareholder vote of the forward stock split and a shareholder vote was not required by Nevada law.

The information in Item 1 above, including the information in the security ownership tables, in this Form 8-K do not reflect the two (2) shares for one (1)
share forward stock split, which will be effective March 10, 2004. All of the amounts in Item 1 and the security ownership tables reflect pre-split amounts.

Item 6.   Resignations of Registrant's Directors.

On February 6, 2004, Mr. David Roff resigned from our Board of Directors.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          (a)  Financial Statements of Business Acquired.
               Not applicable

          (b)  Pro Forma Financial Information.
               None

          (c)  Exhibits.
               Exhibit Number  Description
                  3.1          Amended Articles of Incorporation filed with the
                               state of Nevada on February 27, 2004 reflecting
                               our two (2) shares for one (1) share forward
                               stock split.

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Regulation FD Disclosure.

          See Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEEP WELL OIL & GAS, INC.

DATED: March 4, 2004                    /s/ Steven Gawne
                                            Steven Gawne, President